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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 7, 2005


                              ENERTECK CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-31981


Delaware                                                             47-0929885
(State or other jurisdiction                                   (I.R.S. Employer
of incorporation)                                            Identification No.)


10701 Corporate Drive, Suite 150
Stafford, Texas                                                            77477
(Address of principal                                                 (Zip Code)
executive offices)


       Registrant's telephone number, including area code: (281) 240-1787

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         (b) On September 7, 2005, Parrish B. Ketchmark submitted his resignation as both an officer and director of EnerTeck Corporation (the "Company") and as a director of the Company's wholly-owned subsidiary, EnerTeck Chemical Corp., citing his decision to pursue other business endeavors. Mr. Ketchmark has been President and a director of the Company since May 2003.

         (c) On September 13, 2005, Stanley G. Crow was elected as President of the Company, effective immediately. Since 1986, Mr. Crow (age 57) has been President and Chief Executive Officer of Stanmar Manufacturing Inc. ("Stanmar") located in Livingston, Texas, a company founded by Mr. Crow, which is engaged in the manufacturing and sales of chemical injection equipment for the refining industry as well as the transportation industry. Mr. Crow has also owned and operated several other companies in his career.

         There are no family relationships between Mr. Crow and any of the other executive officers or directors of the Company. There have been no transactions during the Company's last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Crow had, or will have, a direct or indirect material interest, except that the Company is indebted to Stanmar in the approximate amount of $150,000 for loans made by Stanmar and for other services performed by Stanmar for the Company in the past.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENERTECK CORPORATION
                                  (Registrant)


Dated:   September 13, 2005                 By:      /s/ Dwaine Reese
         ------------------                          ----------------
                                            Name:    Dwaine Reese
                                            Title:   Chairman of the Board and
                                                     Chief Executive Officer

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